UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 26, 2020

CBL & ASSOCIATES PROPERTIES, INC.

CBL & ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
Delaware	333-182515-01	62-1542285
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421-6000

(Address of principal executive office, including zip code)

423-855-0001

(Registrant's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CBL	New York Stock Exchange
7.375% Series D Cumulative Redeemable Preferred Stock, $0.01 par value	CBLprD	New York Stock Exchange
6.625% Series E Cumulative Redeemable Preferred Stock, $0.01 par value	CBLprE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 Entry into a Material Definitive Agreement

The information set forth under Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

ITEM 8.01 Other Events

As previously disclosed, on August 18, 2020, CBL & Associates Properties, Inc. (the “REIT”) and CBL & Associates Limited Partnership (the “Operating Partnership”), the  majority  owned  subsidiary  of  the  REIT  (collectively,  the  Operating  Partnership  and  the  REIT  are  referred  to  as  the  “Company”),  entered  into the Restructuring Support Agreement (the “RSA”) with certain beneficial owners and/or investment advisors or managers of discretionary funds, accounts or other entities for the holders of beneficial owners (the “Consenting Noteholders”) in excess of 60%, including joining noteholders added pursuant to joinder agreements, of the aggregate principal amount of the Operating Partnership’s 5.25% senior unsecured notes due 2023 (the “2023 Notes”), the Operating Partnership’s 4.60% senior unsecured notes due 2024 (the “2024 Notes”) and the Operating Partnership’s  5.95%  senior  unsecured  notes  due  2026  (the  “2026  Notes,”  together  with  the  2023  Notes  and  2024  Notes,  the  “Notes”).

On September 26, 2020, in accordance with the terms of the RSA, the Company and the Required Consenting Noteholders (as defined in the RSA) agreed to extend the date by which the Company is required to commence cases (the “Chapter 11 Cases”) pursuant to title 11 of the United States Code in the Bankruptcy Court to implement the restructuring transactions as set forth in the terms of the RSA, from October 1, 2020 to no later than October 15, 2020 (such date of commencement, the “Petition Date”).  The Company issued a press release on September 28, 2020 announcing the Amendment to the RSA, which is furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Press release issued September 28, 2020
104	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101.*). (Filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana Khaleel

Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

CBL & ASSOCIATES LIMITED PARTNERSHIP

By: CBL HOLDINGS I, INC., its general partner

/s/ Farzana Khaleel

Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

Date: September 28, 2020